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Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use in this Post-Effective Amendment No. 1 to the Registration Statement on Form F-1 of Addex Therapeutics Ltd of our report dated April 24, 2020 relating to the financial statements of Addex Therapeutics Ltd, which appears in this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers SA
Geneva,        Switzerland
April 24, 2020

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  Exhibit 23.3
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM